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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          ------------------------

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 14, 2005
                          ------------------------

                                CENVEO, INC.
           (Exact name of registrant as specified in its charter)

           COLORADO                      1-12551                 4-1250533
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

                          ------------------------

                          8310 S. VALLEY HWY. #400
                                ENGLEWOOD, CO
                  (Address of principal executive offices)

                                    80112
                                 (Zip Code)

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     Registrant's telephone number, including area code: (303) 790-8023

                          ------------------------

                               NOT APPLICABLE
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01         OTHER EVENTS.


Please see the script of the company's investor conference call held February 14, 2005, attached hereto and furnished herewith as Exhibit 99.1.

The foregoing information is intended to be furnished under Item 8.01 "Other Events" in accordance with Securities and Exchange Commission Release No. 33-8400. Such information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.




                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                            Cenveo, Inc.
                                            ------------
                                            (Registrant)

                                            By: /s/ Michel P. Salbaing
                                               ------------------------------
                                               Michel P. Salbaing
                                               Sr. Vice President and CFO
Date:  February 14, 2005